UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2023
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500
Dallas	Texas	75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FRGI	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 10, 2023, the Company held its 2023 Annual Meeting of Shareholders (the "Meeting").
At the Meeting, shareholders voted (i) to elect seven (7) directors of the Company to hold office in accordance with the By-laws of the Company until the 2024 Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified; (ii) to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company's Named Executive Officers, as described in the Proxy Statement under "Executive Compensation" and (iii) to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the 2023 fiscal year. The final results of voting on the matters submitted to the shareholders are as follows:
Proposal 1. Election of seven (7) directors of the Company:

Name	For	Against	Abstain	Broker Non-Vote
Stacey Rauch	17,033,124	1,883,765	2,088	2,585,391
Nicholas Daraviras	17,180,156	1,736,671	2,150	2,585,391
Nirmal K. Tripathy	18,814,492	48,779	55,706	2,585,391
Nicholas Shepherd	17,097,201	1,819,625	2,151	2,585,391
Paul Twohig	17,179,428	1,737,473	2,076	2,585,391
Sherrill Kaplan	17,179,693	1,737,134	2,150	2,585,391
Andrew Rechtschaffen	17,143,457	1,773,397	2,123	2,585,391
Proposal 2. Adoption, on an advisory basis, of a non-binding resolution approving the compensation of the Named Executive Officers as described in the Proxy Statement under "Executive Compensation":

For	Against	Abstain	Broker Non-Vote
17,031,428	1,880,793	6,756	2,585,391

Proposal 3. Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the 2023 fiscal year:

For	Against	Abstain
21,447,060	2,655	54,653

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: May 10, 2023
By: /s/ Louis DiPietro
Name: Louis DiPietro
Title: Senior Vice President, Chief Legal and People Officer, General Counsel and Secretary